UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2025

CLENE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39834	85-2828339
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6550 South Millrock Drive, Suite G50 Salt Lake City, Utah		84121
(Address of principal executive offices)		(Zip Code)
(801) 676-9695
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CLNN	The Nasdaq Capital Market
Warrants, to acquire one-fortieth of one share of Common Stock for $230.00 per share	CLNNW	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended 2020 Stock Plan

On May 22, 2025, the stockholders of Clene Inc. (the “Company”) voted at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to approve the Clene Inc. Amended 2020 Stock Plan (the “Plan”) to increase the number of shares of common stock, par value $0.0001 per share (“Common Stock”) reserved for issuance thereunder by 800,000 shares. The Company’s Board of Directors (the “Board”) previously approved the Plan, subject to stockholder approval at the Annual Meeting. The Plan became effective at the time of stockholder approval.

The material terms of the Plan are described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2025, under the heading “Proposal No. 4 – Approval of an Amendment to our Amended 2020 Stock Plan to Increase the Number of Shares of Common Stock Reserved for Issuance” which is incorporated herein by reference. The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended Board of Directors Compensation Plan

On May 21, 2025, the Board reviewed and approved an amendment (the “Amendment”) to the Company’s Board of Directors Compensation Program for nonemployee directors (the “Program”). The purpose of the Amendment is to adjust the Program to reflect the Company’s 1-for-20 reverse stock split effected as of July 11, 2024. The Program provides for (i) an annual equity grant of stock options exercisable for 30,000 shares of Common Stock, which has been adjusted to 1,500 shares pursuant to the Amendment, and (ii) an initial equity grant of stock options exercisable for 45,000 shares of Common Stock, which has been adjusted to 2,250 shares pursuant to the Amendment. The other terms of the Program as disclosed in a Current Report on Form 8-K filed with the SEC on April 22, 2021, remain in full force and effect.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on May 22, 2025. At the Annual Meeting, the Company’s stockholders voted on the following four proposals and cast their votes as described below.

1.
The following nominees were elected to serve as Class II directors until the expiration of their three-year term at the annual meeting of stockholders in 2028, or until their successors are duly elected and qualified, based upon the following votes:

	For	Withheld	Broker Non-Votes
David J. Matlin	2,923,656	937,043	1,744,947
Arjun “JJ” Desai, M.D.	3,825,997	34,702	1,744,947
Matthew Kiernan AM, Ph.D., DSc	3,843,377	17,322	1,744,947

2.	The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025 was ratified based upon the following votes:

For	Against	Abstained
5,567,326	19,540	18,780

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3.	The compensation of the Company’s Named Executive Officers (“NEOs”) was approved, on an advisory basis, based upon the following votes:

For	Against	Abstained	Broker Non-Votes
3,662,992	137,918	59,789	1,744,947

4.
An amendment to the Clene Inc. Amended 2020 Stock Plan was approved, thus increasing the number of shares of Common Stock reserved for issuance thereunder by 800,000 shares, based upon the following votes:

For	Against	Abstained	Broker Non-Votes
3,303,977	515,320	41,402	1,744,947

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Clene Inc. Amended 2020 Stock Plan.
10.2	Clene Inc. Amended Board of Directors Compensation Program.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLENE INC.

Date: May 23, 2025	By:	/s/ Robert Etherington
Robert Etherington
President and Chief Executive Officer

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